UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2019

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 8.01	Other Events

On February 15, 2019, the Board of Directors of DPL Inc. (“DPL”) and the Board of Directors of DPL’s principal subsidiary, The Dayton Power and Light Company (“DP&L”), each acting through a unanimous written consent, appointed Barry J. Bentley as Interim President and Chief Executive Officer of DPL and DP&L, respectively, effective immediately. Mr. Bentley has served as Senior Vice President of U.S. Utilities Operations since March 2018 and will also continue in that role.

In serving as Senior Vice President of U.S. Utilities Operations, Mr. Bentley, 53, has been responsible for the operation of transmission and distribution facilities of DP&L and other affiliated U.S. companies of The AES Corporation (“AES”). In addition, he has served as a member of the Board of Directors (a “Director”) of DPL and DP&L since March 2017. Mr. Bentley also serves as a Director or officer of other AES affiliates, including as Senior Vice President of U.S. Utilities Operations, and also as Interim President and Chief Executive Officer since February15, 2019, for Indianapolis Power & Light Company (“IPL”) and its parent company, IPALCO Enterprises, Inc. (“IPALCO”), and as a Director of IPL and IPALCO since March 2018 and March 2017, respectively. Mr. Bentley has extensive experience in energy company operations. Prior to assuming his current roles, Mr. Bentley served as the Market Business Leader of AES’ operations across the U.S. from June 2017 to March 2018 and as the Vice President of Customer Operations until June 2017. Since joining IPL in 1988, Mr. Bentley has held several other positions, including IPL Senior Vice President of Customer Operations and was responsible for IPL’s transmission and distribution system, Customer Service, Strategic Accounts, and Supply Chain. He also was a Senior Investment Associate with IPALCO. Prior to joining IPL, Mr. Bentley served as Principal with EnerTech Capital Partners, a venture capital firm in Wayne, Pennsylvania focused on early stage venture investments in energy and telecommunications. Mr. Bentley received a B.S. in Electrical Engineering at Purdue University in 1988 and has participated in executive education programs at the University of Michigan and the Darden School of Business. He is a member of the executive committee of the board of directors for the Indianapolis Symphony Orchestra and a member of the Indiana University Purdue University of Indianapolis (IUPUI) Dean’s Industry Advisory Council and serves on the executive committee of the board of directors of the Midwest Energy Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: February 20, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: February 20, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary

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